Roundhill Sports Betting & iGaming ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Entertainment - 92.2% (a)
Allwyn AG	125,771	$1,896,926
Aristocrat Leisure Ltd.	71,364	2,215,599
Ballys Intralot SA (b)	335,073	354,029
Betsson AB	180,943	1,903,214
Caesars Entertainment, Inc. (b)(c)	37,307	986,024
Churchill Downs, Inc.	27,239	2,446,879
Codere Online Luxembourg SA (b)(c)	43,427	369,130
DraftKings, Inc. - Class A (b)	111,569	2,412,122
Entain PLC	308,436	2,281,789
Evoke PLC (b)	1,006,025	454,378
Evolution AB (d)	51,260	3,148,915
FDJ UNITED	104,750	3,039,066
Flutter Entertainment PLC (b)(c)	25,969	2,647,540
Kambi Group PLC (b)(c)	21,596	265,012
Lottery Corp. Ltd.	772,592	2,846,812
Lottomatica Group SpA	115,567	3,296,968
Penn Entertainment, Inc. (b)(c)	71,545	1,075,321
Playtech PLC	459,653	2,024,529
Rush Street Interactive, Inc. (b)	145,750	3,170,062
Sportradar Group AG - Class A (b)	92,885	1,554,895
Super Group SGHC Ltd.	239,717	2,588,944
Tabcorp Holdings Ltd.	4,321,303	2,782,075
Tokyotokeiba Co. Ltd.	25,700	917,569
		44,677,798

Internet - 1.5%
Better Collective AS (b)(c)	16,497	238,287
Jumbo Interactive Ltd.	96,770	511,001
		749,288

Lodging - 4.7%
Boyd Gaming Corp. (c)	10,959	900,611
MGM Resorts International (b)(c)	37,131	1,374,218
		2,274,829

Software - 0.9%
Genius Sports, Ltd. (b)	96,631	428,076
TOTAL COMMON STOCKS (Cost $57,757,027)		48,129,991

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (e)	4,945,442	4,945,442
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $4,945,442)		4,945,442

MONEY MARKET FUNDS - 0.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (e)	226,338	226,338
TOTAL MONEY MARKET FUNDS (Cost $226,338)		226,338

TOTAL INVESTMENTS - 110.0% (Cost $62,928,807)		53,301,771
Liabilities in Excess of Other Assets - (10.0)%		(4,858,503)
TOTAL NET ASSETS - 100.0%		$48,443,268

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $4,993,257.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $3,148,915 or 6.5% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Sports Betting & iGaming ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$48,129,991	$–	$–	$48,129,991
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	4,945,442
Money Market Funds	226,338	–	–	226,338
Total Investments	$48,356,329	$–	$–	$53,301,771

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,945,442 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
Australia	$8,355,487	17.2%
Sweden	5,052,129	10.4
Italy	3,296,968	6.8
France	3,039,066	6.3
United Kingdom	2,709,865	5.6
Guernsey	2,588,944	5.3
Luxembourg	2,266,056	4.7
IM	2,024,529	4.2
Switzerland	1,554,895	3.2
Japan	917,569	1.9
Gibraltar	454,378	0.9
Greece	354,029	0.7
Malta	265,012	0.6
Denmark	238,287	0.5
United States	20,184,557	41.7
Liabilities in Excess of Other Assets	(4,858,503)	(10.0)
	$48,443,268	100.0%